UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2013
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
   _______________________________

Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

Three Riverway Suite 1550 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 960-4777
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
 _______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On June 13, 2013, Hi-Crush Partners LP (the “Partnership”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) disclosing that the Partnership had completed its previously announced acquisition of all of the outstanding equity interests in D & I Silica, LLC (“D&I”). On August 14, 2013, the Partnership filed a Current Report on Form 8-K/A to provide the audited financial statements of D&I and the pro forma financial information giving effect to the acquisition of D&I required by Items 9.01(a) and 9.01(b) of Form 8-K.
The Partnership is filing this Form 8-K to provide an updated unaudited pro forma condensed combined statement of operations of the Partnership for the six months ended June 30, 2013 and the year ended December 31, 2012.
Item 9.01. Financial Statements and Exhibits
(b) Pro Forma Financial Information.
The following pro forma financial information is being filed with this report as Exhibit 99.1:

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2013 and year ended December 31, 2012 (unaudited);

•	Notes to Unaudited Pro Forma Condensed Combined Statement of Operations.
(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2013 and year ended December 31, 2012 and related notes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

	By:	Hi-Crush GP LLC, its general partner

Date: September 30, 2013	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2013 and year ended December 31, 2012 and related notes.